SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 17, 2000
                        (Date of earliest event reported)


                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                        1-7891                   41-0222640
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)


                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                 (612) 887-3131
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants

(a)      Previous Independent Accountants

         (i) On March 17, 2000, the Board of Directors of Donaldson Company, Inc. (the "Registrant") decided to change independent accountants for the fiscal year beginning August 1, 1999 and ending July 31, 2000 and thereby dismissed Ernst & Young LLP.

         (ii) The reports of Ernst & Young LLP on the Registrant's financial statements for the past two years ended July 31, 1999 and July 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through March 17, 2000, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) The Registrant delivered a copy of this Form 8-K report to Ernst & Young LLP on March 20, 2000. Concurrently therewith, the Registrant requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Ernst & Young LLP to the SEC dated March 21, 2000.

(b)      New Independent Accountants

         (i) The Board of Directors of the Registrant has approved the engagement of Arthur Andersen LLP as its new independent accountants for the fiscal year ending July 31, 2000. During the two most recent fiscal years and through March 17, 2000, the Registrant has not consulted with Arthur Andersen LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 21, 2000.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DONALDSON COMPANY, INC.


                                       By /s/ James R. Giertz
                                          -------------------------------------
                                       Name:  James R. Giertz
                                       Title: Senior Vice President and Chief
                                              Financial Officer


Date: March 21, 2000


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


                                  EXHIBIT INDEX



Exhibit          Description                                               Page
-------          -----------                                               ----

16.1             Letter from Ernst & Young to the Securities and             5
                 Exchange Commission dated March 21, 2000.


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